UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2018

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Macquarie Capital Investment Management LLC (“MCIM”) and/or Four Corners Capital Management, LLC (“Four Corners”) (MCIM and Four Corners collectively, the “Sub-Advisors”), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust, MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
MCIM, Four Corners and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of MCIM, Four Corners or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund which contains detailed information about your investment for the six-month period ended May 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018. At the Fed’s May 2018 meeting, interest rates were unchanged, but the statement the Fed released points to the possibility of two or more rate hikes in the latter part of 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain, while May ended with a slight decline. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
The market volatility we saw during the first quarter of 2018 has continued into the second quarter, both in the U.S. and abroad. Both the U.S. and international markets have been affected by talk of a so-called “trade war” and tariffs on imports from China (and other countries), as well as geopolitical concerns around a possible war with Syria, continued concerns regarding North Korea and the potential effects of the political goals of Italy’s new prime minister. This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$11.79
Common Share Net Asset Value (“NAV”)	$11.68
Premium (Discount) to NAV	0.94%
Net Assets Applicable to Common Shares	$99,870,511
Current Quarterly Distribution per Common Share(1)	$0.3000
Current Annualized Distribution per Common Share	$1.2000
Current Distribution Rate on Common Share Price(2)	10.18%
Current Distribution Rate on NAV(2)	10.27%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	6 Months Ended 5/31/18	1 Year Ended 5/31/18	5 Years Ended 5/31/18	10 Years Ended 5/31/18	Inception (3/25/04) to 5/31/18
Fund Performance(3)
NAV	-7.93%	-6.81%	2.64%	2.10%	6.81%
Market Value	-3.44%	-1.05%	3.54%	1.75%	6.53%
Index Performance
S&P 500® Utilities Total Return Index	-8.38%	-2.09%	10.18%	6.26%	9.55%

Industry Classification	% of Total Investments
Oil, Gas & Consumable Fuels	33.9%
Electric Utilities	10.8
Media	10.7
Multi-Utilities	9.2
Water Utilities	8.2
Diversified Telecommunication Services	7.2
Independent Power and Renewable Electricity Producers	5.3
Transportation Infrastructure	4.9
Gas Utilities	4.0
Wireless Telecommunication Services	3.9
Health Care Providers & Services	1.0
Energy Equipment & Services	0.9
Total	100.0%

Top 10 Issuers	% of Total Investments
Enterprise Products Partners, L.P.	5.8%
National Grid PLC	5.7
Severn Trent PLC	5.3
Enbridge, Inc.	3.9
TransCanada Corp.	3.8
Sempra Energy	3.5
Telenet Financing USD LLC	3.4
Buckeye Partners, L.P.	3.2
Terna Rete Elettrica Nazionale S.p.A	2.9
Magellan Midstream Partners, L.P.	2.9
Total	40.4%

Country Allocation	% of Total Investments
United States	52.6%
United Kingdom	13.9
Canada	11.5
Australia	7.7
Italy	6.7
Netherlands	2.2
Cayman Islands	1.7
France	1.6
Mexico	1.1
Spain	1.0
Total	100.0%
(1)	Most recent distribution paid or declared through 5/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisors
Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) are the sub-advisors of the Fund. Both MCIM and Four Corners operate within Macquarie Asset Management (“MAM”) and are wholly-owned, indirect subsidiaries of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.8 billion of assets as of May 31, 2018, in MAM’s Infrastructure Securities portfolios, which include the Fund.
The Fund’s Senior Loan Component, which consists of infrastructure senior loans, is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners manages over $1.4 billion of assets as of May 31, 2018, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Co-Portfolio Manager, MFD Core Component
Portfolio Manager Macquarie Capital Investment Management LLC
Jonathon Ong, CFA
Co-Portfolio Manager, MFD Core Component
Portfolio Manager, Macquarie Capital Investment Management LLC
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Four Corners Capital Management, LLC
Commentary
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return1 for the six-month period ended May 31, 2018 was -7.93%, leading the -8.38% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2018 (Unaudited)
In our view, there were a number of factors driving the Core Component’s contribution to the Fund’s NAV total return during the period:
The major positive contributors were:
•	The Toll Roads sector; and
•	The Seaports sector.
The major negative contributors were:
•	The Pipelines sector;
•	The Electric Utilities sector; and
•	The Electricity and Gas Distribution sector.
Let’s look at these reasons in further detail.
Toll Roads
The Toll Road sector was up during the period led by Hong Kong Toll Road owner and operator Hopewell Highway Infrastructure, Ltd. In December, Hopewell Holdings entered into an agreement to sell a 66.7% stake in Hopewell Highway Infrastructure, Ltd. to Shenzhen Investment International Capital Holdings Infrastructure Co. for HKD9.87 billion ($1.26 billion). The company recognized a net gain of HKD$4.92 billion upon completion of the deal.
Seaports
The largest contributor to performance was our stock selection in the Seaports sector, led by our position in Koninkliijke Vopak N.V. The company reported its FY 2017 results, with revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) better than expected. Management acknowledged that 2018 will be challenging but maintained a positive outlook for 2019 driven by improving EBITDA on the back of continued capacity growth.
Pipelines
The Pipeline sector was a negative contributor to performance, driven by general weakness in the sector. In March, North American pipeline stocks were down after the Federal Energy Regulatory Commission (“FERC”) revised its 2005 Policy Statement for Recovery of Income Tax Costs, ruling that interstate oil and gas pipelines housed in master-limited partnerships (“MLPs”) can no longer recover an income tax allowance in their cost of service rates. This came in response to a prolonged review of the District of Columbia Circuit Court of Appeals decision in United Airlines, Inc. v. FERC, with the FERC now agreeing with the United Airlines decision that the previous structure created a double-recovery of income tax costs because MLPs are pass-through entities and do not pay federal taxes at the entity level. The FERC also initiated a process to determine which pipelines are overearning based on this new policy, as well as which of those pipelines are housed in corporations under the lower 21% corporate tax rate. The outcome of this process may see pipelines reduce their rates either voluntarily or as the result of a FERC-initiated rate case, which would lead to lower cash flows. While there are still points to be clarified by the FERC, we believe our initial analysis suggests that the broader energy infrastructure market overreacted to this news and we maintain a favorable view on the pipeline stocks held in the portfolio.
Electricity & Gas Distribution
The largest detractor from performance was stock selection, led by our positions in Sempra Energy, an Electricity and Gas Distribution company. The catalyst for Sempra’s performance was the state utilities commission ruling against the company in a case related to recouping repair costs associated with a 2007 wildfire. Sempra had requested permission to pass through some of the repair costs to its customers, noting that utilities should be able to charge higher rates to “socialize” the costs of repair as part of the overall service of providing and maintaining a functional electric grid. The commission voted against the company’s request to recoup costs, sending share prices lower.
Electric Utilities
The largest detractor from performance was stock selection in the Electric Utilities space, led by our position in PG&E Corp. PG&E fell after suspending its dividend, citing the uncertainty of their financial liability related to the wildfires that struck California earlier in 2017 and fear that PG&E will not be permitted to recoup repair costs based on the Californian utilities commission ruling against

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2018 (Unaudited)
Sempra. This ruling will be the subject of further judicial review, potentially allowing for a more beneficial outcome for the regulated utility companies.
Portfolio Composition
As of May 31, 2018, the Fund’s Core Component was well-diversified across 26 positions in global infrastructure stocks, representing 8 countries and 6 sectors. During the period, the main increases in the Fund’s weightings were in the Pipelines and Water sectors, while the weightings in the Electricity Generation and the Seaports sectors were reduced. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index (“LSTA Index”). As of May 31, 2018, the average rating in the Senior Loan Component was Ba2/BB vs. the average LSTA Index loan rating was between B+ and BB-.
The LSTA Index gained 2.4% in the 6-month period ended May 31, 2018. Lower rated loans outperformed during the period, with CCC-rated loans generating a total return of 5.0% versus 2.5% for single B-rated loans and 2.0% for BB-rated loans. The Senior Loan Component underperformed the LSTA Index by returning 1.6% during the quarter.
Underperformance during the quarter was impacted by the Fund’s positions in cable operator WideOpenWest and the wireline-related real estate investment trust Uniti Group Inc. The WideOpenWest loan declined after the company posted weak earnings with both revenue and EBITDA missing estimates. The company also provided 2018 guidance that was below estimates with revenue and EBITDA expected to be down 1% and 5%, respectively. Uniti Group, a Communication Sales and Leasing sector holding, reported numbers in line with estimates in the first quarter. However, the loan declined on risks related to Uniti Group’s relationship with Windstream, from which the company derives approximately 70% of revenues.
The Senior Secured Loan (“SSL”) portion of the Fund received positive contributions from wireline operator CenturyLink and the Panda Stonewall power plant. CenturyLink posted solid first quarter results driven by improving enterprise trends. The company also affirmed full year 2018 guidance. Panda Stonewall’s term loan rallied late in the period as an auction for future power prices within the facility’s area came in materially stronger than expected.
Loan market technicals continued to show strength during the period, as approximately $8.3 billion of retail inflows combined with approximately $64.0 billion of collateralized loan obligation issuance, which allowed managers to digest the quarter’s new issue supply.
Recent fundamental performance for issuers in the loan market continued to be positive. First quarter 2018 EBITDA growth for the LSTA Index issuers was 9%, which follows a 5% gain in the fourth quarter of 2017. The LSTA Index default rate was 2.1% for the six-month period ended May 31, 2018. Despite the March 2018 bankruptcy filing of iHeartMedia/Clear Channel, which is one of the LSTA Index’s largest constituents and the fifth largest default in history, the LSTA Index default rate is still inside the historical average of 3.1%.
We expect loan demand to remain positive, supported by a high current income compared to many other parts of fixed income. We also expect lower volatility versus high yield and equities, positive credit fundamentals, protection from rising interest rates, and a resilient U.S. economy. By credit quality, we believe single-B credit quality loans offer the best value. This approach to positioning allows an investor to carry a competitive yield while also somewhat protecting against volatility from economic and political surprises, in our view. We believe that while good fundamentals and relatively low expected default rates support an overweight to CCCs, valuations, higher levels of volatility, and reduced liquidity more than offset the higher yields from increasing allocations down the credit spectrum.
Performance Relative to the Index
The S&P 500® Utilities Total Return Index is a broad barometer of the performance of utility stocks (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2018 (Unaudited)
return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.
Distributions
During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.60 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
Market and Fund Outlook
From a fundamental point of view, we believe growth momentum remains solid, particularly in the U.S. We remain mindful that a significant repricing of equity markets or sharp withdrawal of stimulus could undermine risk asset pricing. There remains clearly less room for error in case of a slowdown or policy misstep. This risk seems to be growing as U.S. trade policy continues to grow more antagonistic. Solid growth momentum and corporate earnings provide a robust basis for seeking opportunities to continue to participate in market performance, in our view. With this macroeconomic backdrop we continue to target well positioned infrastructure assets as we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2018 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) – 69.2%
	Australia – 10.1%
336,669	APA Group (b)	$2,212,532
1,999,784	Spark Infrastructure Group (b)	3,327,151
275,279	Sydney Airport (b)	1,515,553
333,543	Transurban Group (b)	2,994,121
		10,049,357
	Canada – 15.1%
162,560	Enbridge, Inc. (b)	5,051,321
69,700	Inter Pipeline, Ltd. (b)	1,316,484
108,913	Pembina Pipeline Corp. (b)	3,788,351
117,540	TransCanada Corp. (b)	4,920,616
		15,076,772
	Italy – 8.8%
392,738	Enav S.p.A. (b) (c)	1,892,525
747,701	Snam S.p.A. (b)	3,066,326
725,180	Terna Rete Elettrica Nazionale S.p.A (b)	3,841,233
		8,800,084
	Mexico – 1.4%
340,000	Infraestructura Energetica Nova S.A.B. de C.V. (b)	1,419,177
	Netherlands – 2.9%
58,012	Koninklijke Vopak N.V. (b)	2,848,380
	Spain – 1.3%
190,191	Iberdrola S.A. (b)	1,350,058
	United Kingdom – 18.2%
675,843	National Grid PLC (b)	7,486,606
373,011	Pennon Group PLC (b)	3,703,086
264,822	Severn Trent PLC (b)	7,002,073
		18,191,765
	United States – 11.4%
22,500	Edison International (b)	1,398,600
184,400	Kinder Morgan, Inc. (b)	3,075,792
43,300	Sempra Energy (b)	4,612,749
21,100	Southwest Gas Holdings, Inc. (b)	1,597,270
26,800	Williams (The) Cos., Inc. (b)	719,848
		11,404,259
	Total Common Stocks	69,139,852
	(Cost $71,563,190)
MASTER LIMITED PARTNERSHIPS (a) – 19.0%
	United States – 19.0%
115,800	Buckeye Partners, L.P. (b)	4,174,590
337,500	Enbridge Energy Partners, L.P. (b)	3,324,375
263,654	Enterprise Products Partners, L.P. (b)	7,619,601
54,900	Magellan Midstream Partners, L.P. (b)	3,837,510
	Total Master Limited Partnerships	18,956,076
	(Cost $19,673,577)

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2018 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 42.9%
	Cayman Islands – 2.2%
$2,150,000	Sable International Finance Ltd., Term B-4 Loan, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.23%	01/31/26	$2,160,987
	France – 2.1%
990,000	Numericable US LLC, Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	07/18/25	969,992
1,184,796	Numericable US LLC, Term Loan B-12, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.35%	01/31/26	1,165,709
				2,135,701
	United States – 38.6%
2,166,756	Altice US Finance I Corp., March 2017 Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.23%	07/28/25	2,156,464
997,500	Calpine Construction Finance Co., L.P., Term B Loan, 3 Mo. LIBOR + 2.50%, 0.00% FLoor	4.48%	01/15/25	996,253
1,959,698	Calpine Corp., Term Loan (05/15), 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.81%	01/15/24	1,959,698
495,000	Calpine Corp., Term Loan (2017), 3 Mo. LIBOR + 1.75%, 0.00% Floor	3.74%	12/31/19	495,138
279,300	CenturyLink, Inc., Initial Term B Loan, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	01/31/25	275,669
2,743,125	Charter Communications Operating LLC, Term B Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.99%	04/30/25	2,746,554
1,707,750	CSC Holdings, LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.17%	07/17/25	1,700,287
400,000	Energy Transfer Equity L.P., Refinanced Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.96%	02/02/24	398,188
1,795,477	Frontier Communications Corp., Term B-1 Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor	5.74%	06/15/24	1,778,654
1,118,380	Green Energy Partners/Stonewell LLC, Term B-1 Conversion Advances, 3 Mo. LIBOR + 5.50%, 1.00% Floor (f)	7.80%	11/13/21	1,104,400
1,236,554	HCA, Inc., Tranche B-11 Term Loan, 3 Mo. LIBOR + 1.75%, 0.00% Floor	3.73%	03/18/23	1,242,910
2,880,000	Level 3 Financing, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.21%	02/22/24	2,881,613
275,000	Lucid Energy Group II Borrower LLC, Initial Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.93%	02/18/25	272,250
1,179,000	NRG Energy, Inc., Term Loan, 3 Mo. LIBOR + 1.75%, 0.75% Floor	4.05%	06/30/23	1,177,774
350,000	Panda Hummel, Construction Term B Advances, 3 Mo. LIBOR + 6.00%, 1.00% Floor	7.98%	10/27/22	338,625
2,970,000	Sprint Communications, Inc., Initial Term Loan, 3 Mo. LIBOR + 2.50%, 0.75% Floor	4.50%	02/02/24	2,967,772
1,176,000	Summit Midstream Partners Holdings LLC, Term Loan, 3 Mo. LIBOR + 6.00%, 1.00% Floor	7.98%	05/21/22	1,187,760
2,250,000	Telenet Financing USD LLC, Term Loan AL, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.42%	03/01/26	2,249,730
2,250,000	Telenet Financing USD LLC, Term Loan AN, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.05%	08/15/26	2,245,320
498,750	TerraForm Power Operating LLC, Repricing Term Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.98%	11/08/22	498,540
1,000,000	Unitymedia Finance LLC, Senior Facility Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.17%	09/30/25	998,930
1,500,000	Unitymedia Finance LLC, Senior Facility Term Loan E, 3 Mo. LIBOR + 2.00%, 0.00% Floor	3.80%	06/01/23	1,498,440
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2018 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$2,000,000	UPC Financing Partnership, Term Loan AR, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.42%	01/15/26	$1,992,820
2,270,601	Vistra Energy Corp., Tranche C-2 Term Loan, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.46%	02/07/24	2,269,897
2,270,000	Vistra Operations Co., LLC, Term Loan B3, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.06%	12/01/25	2,264,007
872,830	WideOpenWest Finance LLC, Refinancing Term B Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.19%	08/19/23	838,101
				38,535,794
	Total Senior Floating-Rate Loan Interests			42,832,482
	(Cost $42,919,172)

Total Investments – 131.1%	130,928,410
(Cost $134,155,939) (g)
Outstanding Loan – (39.3)%	(39,200,000)
Net Other Assets and Liabilities – 8.2%	8,142,101
Net Assets – 100.0%	$99,870,511

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A-Portfolio Valuation in the Notes to Financial Statements).
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,030,117 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,257,646. The net unrealized depreciation was $3,227,529.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 69,139,852	$ 69,139,852	$ —	$ —
Master Limited Partnerships*	18,956,076	18,956,076	—	—
Senior Floating-Rate Loan Interests:
United States	38,535,794	—	37,431,394	1,104,400
Other Country Categories*	4,296,688	—	4,296,688	—
Total Investments	$ 130,928,410	$ 88,095,928	$ 41,728,082	$ 1,104,400

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of May 31, 2018, the Fund transferred common stocks valued at $25,509,207 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foregin markets’ close and the New York Stock Exchange close on November 30, 2017, exceeding a certain threshold.
Level 3 Senior Floating-Rate Loan Interests are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at November 30, 2017
Senior Floating-Rate Loan Interests	$1,084,660
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	19,740
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at May 31, 2018
Senior Floating-Rate Loan Interests	1,104,400
Total Level 3 holdings	$1,104,400
There was a net change of $19,740 in unrealized appreciation (depreciation) from Level 3 investments held as of May 31, 2018.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $134,155,939)	$ 130,928,410
Cash	10,556,380
Receivables:
Investment securities sold	2,089,366
Dividends	1,023,333
Dividend reclaims	878,571
Interest	80,049
Common Shares issued under the Dividend Reinvestment Plan	57,524
Prepaid expenses	16,433
Total Assets	145,630,066
LIABILITIES:
Outstanding loan	39,200,000
Due to custodian foreign currency	473
Payables:
Investment securities purchased	6,012,475
Investment advisory fees (includes Sub-Advisory fees of $215,234)	358,723
Interest and fees on loan	121,226
Audit and tax fees	20,971
Printing fees	14,833
Custodian fees	12,189
Administrative fees	11,108
Transfer agent fees	3,052
Trustees’ fees and expenses	2,831
Financial reporting fees	771
Legal fees	697
Other liabilities	206
Total Liabilities	45,759,555
NET ASSETS	$99,870,511
NET ASSETS consist of:
Paid-in capital	$ 142,352,749
Par value	85,474
Accumulated net investment income (loss)	542,263
Accumulated net realized gain (loss) on investments and foreign currency transactions	(39,860,942)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(3,249,033)
NET ASSETS	$99,870,511
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.68
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2018 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $938,905)	$ 5,915,490
Interest	916,021
Other	2,082
Total investment income	6,833,593
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $443,259)	738,765
Interest and fees on loan	611,457
Administrative fees	52,388
Custodian fees	39,904
Printing fees	28,658
Audit and tax fees	27,316
Transfer agent fees	16,248
Trustees’ fees and expenses	8,205
Listing expense	7,672
Financial reporting fees	4,625
Legal fees	3,070
Other	5,060
Total expenses	1,543,368
NET INVESTMENT INCOME (LOSS)	5,290,225
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,055,408)
Foreign currency transactions	(129,653)
Net realized gain (loss)	(5,185,061)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,064,605)
Foreign currency translation	(38,247)
Net change in unrealized appreciation (depreciation)	(9,102,852)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,287,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,997,688)
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2018 (Unaudited)	Year Ended 11/30/2017
OPERATIONS:
Net investment income (loss)	$ 5,290,225	$ 10,019,625
Net realized gain (loss)	(5,185,061)	(5,391,951)
Net change in unrealized appreciation (depreciation)	(9,102,852)	11,284,890
Net increase (decrease) in net assets resulting from operations	(8,997,688)	15,912,564
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,123,935)	(9,628,106)
Return of capital	—	(616,613)
Total distributions to shareholders	(5,123,935)	(10,244,719)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	119,906	—
Repurchase of Common Shares (a)	—	(64,302)
Net increase (decrease) in net assets resulting from capital transactions	119,906	(64,302)
Total increase (decrease) in net assets	(14,001,717)	5,603,543
NET ASSETS:
Beginning of period	113,872,228	108,268,685
End of period	$ 99,870,511	$ 113,872,228
Accumulated net investment income (loss) at end of period	$542,263	$375,973
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,537,266	8,543,080
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	10,176	—
Common Shares repurchased (a)	—	(5,814)
Common Shares at end of period	8,547,442	8,537,266

(a)	On September 15, 2016, the Fund commenced a share repurchase program. The program expired on September 15, 2017. For the period ended September 15, 2017, the Fund repurchased 5,814 of its shares at a weighted-average discount of 13.54% from net asset value per share.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(8,997,688)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(153,068,747)
Sales, maturities and paydown of investments	160,488,672
Return of capital received from investment in MLPs	833,057
Net amortization/accretion of premiums/discounts on investments	(1,456)
Net realized gain/loss on investments	5,055,408
Net change in unrealized appreciation/depreciation on investments	9,064,605
Changes in assets and liabilities:
Increase in interest receivable	(2,043)
Increase in dividend reclaims receivable	(271,826)
Increase in dividends receivable	(515,511)
Increase in prepaid expenses	(12,905)
Increase in due to custodian foreign currency	473
Increase in interest and fees payable on loan	28,287
Decrease in investment advisory fees payable	(38,113)
Decrease in audit and tax fees payable	(34,407)
Decrease in legal fees payable	(600)
Decrease in printing fees payable	(7,692)
Increase in administrative fees payable	326
Decrease in custodian fees payable	(1,514)
Decrease in transfer agent fees payable	(2,705)
Increase in Trustees’ fees and expenses payable	101
Increase in other liabilities payable	63
Cash provided by operating activities		$12,515,785
Cash flows from financing activities:
Proceeds from Common Shares reinvested	62,382
Distributions to Common Shareholders from net investment income	(7,685,115)
Repayment of borrowing	(3,300,000)
Cash used in financing activities		(10,922,733)
Increase in cash and foreign currency (a)		1,593,052
Cash and foreign currency at beginning of period		8,963,328
Cash and foreign currency at end of period		$10,556,380
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$583,170

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(38,247).
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2018 (Unaudited)	Year Ended November 30,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$ 13.34	$ 12.67	$ 13.51	$ 17.66	$ 16.65	$ 15.91
Income from investment operations:
Net investment income (loss)	0.62	1.18	1.13	1.44	1.23	1.29
Net realized and unrealized gain (loss)	(1.68)	0.69	(0.77)	(4.19)	1.18	0.85
Total from investment operations	(1.06)	1.87	0.36	(2.75)	2.41	2.14
Distributions paid to shareholders from:
Net investment income	(0.60)	(1.13)	(1.02)	(1.34)	(1.40)	(1.40)
Return of capital	—	(0.07)	(0.18)	(0.06)	—	—
Total distributions paid to Common Shareholders	(0.60)	(1.20)	(1.20)	(1.40)	(1.40)	(1.40)
Common Share repurchases	—	0.00 (a)	—	—	—	—
Net asset value, end of period	$11.68	$13.34	$12.67	$13.51	$17.66	$16.65
Market value, end of period	$11.79	$12.84	$11.08	$12.27	$16.97	$16.02
Total return based on net asset value (b)	(7.93)%	15.39%	3.73%	(15.79)%	14.81%	14.41%
Total return based on market value (b)	(3.44)%	27.00%	(0.12)%	(20.41)%	14.73%	17.94%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 99,871	$ 113,872	$ 108,269	$ 115,393	$ 150,671	$ 142,058
Ratio of total expenses to average net assets	2.89% (c)	2.61%	2.32%	2.04%	1.95%	2.08%
Ratio of total expenses to average net assets excluding interest expense	1.75% (c)	1.72%	1.73%	1.69%	1.65%	1.70%
Ratio of net investment income (loss) to average net assets	9.92% (c)	8.66%	8.37%	9.00%	6.81%	7.78%
Portfolio turnover rate	115%	181%	199%	223%	158%	177%
Indebtedness:
Total loan outstanding (in 000’s)	$ 39,200	$ 42,500	$ 42,500	$ 45,000	$ 57,500	$ 47,500
Asset coverage per $1,000 of indebtedness (d)	$ 3,548	$ 3,679	$ 3,547	$ 3,564	$ 3,620	$ 3,991

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol MFD on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
For the six months ended May 31, 2018, distributions of $833,057 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded delayed draw term loan commitments as of May 31, 2018.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2017, was as follows:
Distributions paid from:
Ordinary income	$9,629,850
Capital gains	—
Return of capital	616,613
As of November 30, 2017, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(30,539,861)
Net unrealized appreciation (depreciation)	4,654,952
Total accumulated earnings (losses)	(25,884,909)
Other	(2,561,180)
Paid-in capital	142,318,317
Total net assets	$113,872,228

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.
Post-Enactment (No Expiration)	Total Capital Loss Available
$ 30,310,416	$ 30,310,416
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2017, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of May 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable rate instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Macquarie Capital Investment Management LLC (“MCIM”) and Four Corners Capital Management, LLC (“Four Corners”) serve as the Fund’s sub-advisors and manage the Fund’s portfolio subject to First Trust’s supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
Assets allocated to MCIM. If the Fund’s Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets allocated to Four Corners.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
For the six months ended May 31, 2018, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $54,410.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2018, were $159,081,222 and $162,104,824, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage Inc. (“BNP”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2018, the daily average amount outstanding under the BNP Paribas Facility was $41,031,319. As of May 31, 2018, the Fund had outstanding borrowings of $39,200,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2018, were 2.83% and 2.23%, respectively, and the weighted average interest rate was 2.56.%. The interest rate at May 31, 2018, was 2.83%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 7,109,564, the number of votes against was 463,389 and the number of broker non-votes was 964,313 . The number of votes cast in favor of Mr. Kadlec was 7,117,476, the number of votes against was 455,477 and the number of broker non-votes was 964,313. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Illiquid Securities Risk. Certain of the Fund’s securities and instruments in which it invests are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund’s ability to purchase or sell such securities at a fair price may be impaired or delayed.
In addition, although the resale, or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisors will be higher than if the Fund did not use leverage.
LIBOR Risk. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisors, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
MLP Risk. As a result of the Fund’s significant exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest significantly in the group of industries that are

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, MCIM, Four Corners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust, MCIM and Four Corners currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to MCIM and Four Corners) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust, MCIM and Four Corners have a financial incentive to leverage the Fund.
Pre-payment Risk. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2018 (Unaudited)
laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent changes in regulations may cause some MLPs to be reclassified as corporations. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019
Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Macquarie Capital Investment Management LLC

(a)	Not applicable
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)	Not applicable
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable
(b)	Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 7, 2018

* Print the name and title of each signing officer under his or her signature.